Exhibit 10.1

British Columbia
Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

Mineral Tenure Act
Section 57 and 58
BILL OF SALE ABSOLUTE
INDICATE TYPE OF TITLE:	Mineral
MINING DIVISION	Kamloops

SELLER:

I, Stephen Kenwood, of 133629 Marine Drive, White Rock, BC, (604) 535-8146, Client Number 134185.

PURCHASER:

Reperio Exploration Inc., 650 - 1500 West Georgia Street, Vancouver, BC, V6G 2Z6.

For and in consideration of the sum of Ten Dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:
Claim Name or Lease Type	Cells (Hectares)	Event No.	Tenure No.	Percentage of Title Being Sold
FIR	21 (433.24 ha)	4079845	532404	100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof, I have today signed my legal name.

April 18, 2006
/s/	/s/
Stephen Kenwood	Witness